As filed with the Securities and Exchange Commission on February 13, 2014

Registration Nos. 333-179519-01 through -487

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1

TO

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

AutoNation, Inc.

(Exact name of registrant as specified in its charter)

SEE TABLE OF ADDITIONAL REGISTRANTS

Delaware	73-1105145
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

200 SW 1st Ave

Fort Lauderdale, FL 33301

(954) 769-6000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Jonathan P. Ferrando

Executive Vice President-General Counsel, Corporate Development and Human Resources

200 SW 1st Ave

Fort Lauderdale, FL 33301

(954) 769-6000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Approximate date of commencement of proposed sale to the public: Not applicable (this post-effective amendment deregisters all of the securities that were unsold under the registration statement as of the date hereof).

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional class of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

TABLE OF ADDITIONAL REGISTRANTS

Exact name of additional registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
7 ROD REAL ESTATE NORTH, A Limited Liability Company	Wyoming	84-1167321
7 ROD REAL ESTATE SOUTH, A Limited Liability Company	Wyoming	84-1167320
Abraham Chevrolet-Miami, Inc.	Delaware	65-0802822
Abraham Chevrolet-Tampa, Inc.	Delaware	65-0802820
ACER Fiduciary, Inc.	Delaware	65-0945065
AL MAROONE FORD, LLC	Delaware	65-0944227
Albert Berry Motors, Inc.	Texas	74-1487498
Allison Bavarian	California	94-2707588
ALLISON BAVARIAN HOLDING, LLC	Delaware	20-5224408
ALL-STATE RENT A CAR, INC.	Nevada	88-0143152
American Way Motors, Inc.	Tennessee	62-1333714
AN CADILLAC OF WPB, LLC	Delaware	35-2234609
AN Central Region Management, LLC	Delaware	01-0756957
AN Chevrolet - Arrowhead, Inc.	Delaware	91-1933520
AN CJ VALENCIA, INC.	Delaware	20-2859034
AN COLLISION CENTER OF ADDISON, INC.	Delaware	75-1053127
AN Collision Center of Las Vegas, Inc.	Nevada	88-0168433
AN COLLISION CENTER OF NORTH HOUSTON, INC.	Delaware	26-3118395
AN Collision Center of Tempe, Inc.	Delaware	86-0928952
AN CORPORATE MANAGEMENT PAYROLL CORP.	Delaware	26-3725783
AN Corpus Christi Chevrolet, LP	Texas	32-0031564
AN Corpus Christi GP, LLC	Delaware	32-0031563
AN Corpus Christi Imports Adv. GP, LLC	Delaware	90-0080282
AN Corpus Christi Imports Adv., LP	Texas	90-0080295
AN Corpus Christi Imports GP, LLC	Delaware	27-0041420
AN Corpus Christi Imports II GP, LLC	Delaware	27-0041425
AN Corpus Christi Imports II, LP	Texas	32-0031566
AN Corpus Christi Imports, LP	Texas	32-0031567
AN CORPUS CHRISTI MOTORS, INC.	Delaware	20-5547917
AN Corpus Christi T. Imports GP, LLC	Delaware	27-0041422
AN Corpus Christi T. Imports, LP	Texas	13-4214051
AN County Line Ford, Inc.	Texas	75-1687008
AN Dealership Holding Corp.	Florida	65-0608572
AN F. Imports of Atlanta, LLC	Delaware	57-1174466
AN F. Imports of Hawthorne Holding, LLC	Delaware	65-0944669
AN F. Imports of Hawthorne, Inc.	Delaware	65-1040982
AN F. Imports of North Denver, Inc.	Delaware	52-2124965
AN F. Imports of North Phoenix, Inc.	Delaware	86-0928953
AN F. Imports of Roseville Holding, LLC	Delaware	20-5226908
AN F. Imports of Roseville, Inc.	Delaware	76-0489587
AN F. Imports of Seattle, Inc.	Delaware	84-1491657
AN F. Imports of Sterling, LLC	Delaware	52-2135875
AN Florida Region Management, LLC	Delaware	52-2135867
AN Fort Myers Imports, LLC	Delaware	65-0944636
AN Fremont Luxury Imports, Inc.	Delaware	86-0928954
AN H. Imports of Atlanta, LLC	Delaware	35-2229690
AN IMPORTS OF FT. LAUDERDALE, INC.	Delaware	20-5147883
AN Imports of Seattle, Inc.	Delaware	65-0978211
AN IMPORTS OF SPOKANE, INC.	Delaware	26-4461138
AN Imports of Stevens Creek Holding, LLC	Delaware	20-5226306
AN Imports of Stevens Creek Inc.	Delaware	52-2119516
AN Imports on Weston Road, Inc.	Florida	59-1968718
AN LUXURY IMPORTS GP, LLC	Delaware	90-0121570
AN LUXURY IMPORTS HOLDING, LLC	Delaware	20-5682480
AN Luxury Imports of Coconut Creek, Inc.	Delaware	86-0928950
AN LUXURY IMPORTS OF PALM BEACH, INC.	Delaware	20-8671889
AN LUXURY IMPORTS OF PEMBROKE PINES, INC.	Delaware	22-3869449
AN Luxury Imports of Phoenix, Inc.	Delaware	26-4461301
AN LUXURY IMPORTS OF SAN DIEGO, INC.	Delaware	20-5682367
AN Luxury Imports of Sanford, Inc.	Delaware	65-0952134

Exact name of additional registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
AN Luxury Imports of Sarasota, Inc.	Delaware	20-0551681
AN LUXURY IMPORTS OF SPOKANE, INC.	Delaware	27-1210937
AN Luxury Imports of Tucson, Inc.	Delaware	26-1182858
AN Luxury Imports, Ltd.	Texas	90-0121575
AN Motors of Brooksville, Inc.	Florida	59-2690846
AN MOTORS OF DALLAS, INC.	Delaware	26-1769977
AN MOTORS OF DELRAY BEACH, INC.	Delaware	20-1405067
AN Motors of Englewood, Inc.	Delaware	36-2804667
AN Motors of Memphis, Inc.	Tennessee	62-1038471
AN MOTORS OF SCOTTSDALE, LLC	Delaware	52-2102864
AN Pontiac GMC Houston North GP, LLC	Delaware	16-1641915
AN Pontiac GMC Houston North, LP	Texas	13-4214055
AN Seattle Motors, Inc.	Delaware	91-1197824
AN SUBARU MOTORS, INC.	Delaware	20-5685964
AN T. Imports of Atlanta, LLC	Delaware	47-0922628
AN Texas Region Management, Ltd.	Texas	02-0654987
AN Tucson Imports, LLC	Delaware	52-2102866
AN West Central Region Management, LLC	Delaware	02-0654986
AN Western Region Management, LLC	Delaware	01-0756952
AN/CF Acquisition Corp.	Delaware	65-0927849
AN/GMF, Inc.	Delaware	36-3087611
AN/KPBG Motors, Inc.	Washington	91-1739519
AN/MF Acquisition Corp.	Delaware	65-0961375
AN/MNI Acquisition Corp.	Delaware	65-1024377
AN/PF Acquisition Corp.	Delaware	65-0927848
Anderson Chevrolet	California	94-1503305
Anderson Chevrolet Los Gatos, Inc.	California	77-0262368
Anderson Cupertino, Inc.	California	65-0770033
AN Valencia Auto Imports, Inc. (F/K/A Auto Company II, Inc.)	Delaware	35-2437399
Appleway Chevrolet, Inc.	Washington	91-0538143
Atrium Restaurants, Inc.	Florida	59-2424477
Auto Ad Agency, Inc.	Maryland	52-1295158
AUTO CAR HOLDING, LLC	Delaware	20-5225856
Auto Car, Inc.	California	68-0129623
Auto Company VI, Inc.	Delaware	45-4496998
Auto Company VII, Inc.	Delaware	45-4497100
Auto Company VIII, Inc.	Delaware	45-4497147
Auto Company IX, Inc.	Delaware	45-4497193
Auto Company X, Inc.	Delaware	45-4497466
Auto Company XI, Inc.	Delaware	45-4497510
Auto Company XII, Inc.	Delaware	45-4497553
Auto Company XIII, Inc.	Delaware	45-4497721
Auto Company XIV, Inc.	Delaware	45-4497604
Auto Dealership III, LLC	Delaware	45-4503383
Auto Dealership IV, LLC	Delaware	45-4503422
Auto Dealership V, LLC	Delaware	45-4503462
Auto Dealership VI, LLC	Delaware	45-4503772
Auto Dealership VII, LLC	Delaware	45-4503837
Auto Dealership VIII, LLC	Delaware	45-4503899
Auto Dealership IX, LLC	Delaware	45-4503953
Auto Dealership X, LLC	Delaware	45-4504002
Auto Dealership XI, LLC	Delaware	45-4504161
Auto Dealership XII, LLC	Delaware	45-4504914
Auto Dealership XIII, LLC	Delaware	45-4504984
Auto Dealership XIV, LLC	Delaware	45-4505030
Auto Dealership XV, LLC	Delaware	45-4505078
AUTO HOLDING, LLC	Delaware	52-2107831
AUTO MISSION HOLDING, LLC	Delaware	20-5226182
Auto Mission Ltd.	California	94-3141091
Auto West, Inc.	California	94-2946518
Autohaus Holdings, Inc.	Delaware	80-0052569
AutoNation Benefits Company, Inc.	Florida	34-1135160
AutoNation Corporate Management, LLC	Delaware	22-3850167
AutoNation Enterprises Incorporated	Florida	65-0608578
AUTONATION FINANCIAL SERVICES, LLC	Delaware	65-0725080
AutoNation Fort Worth Motors, Ltd.	Texas	65-1152832

TABLE OF ADDITIONAL REGISTRANTS (CONTINUED)

Exact name of additional registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
AutoNation GM GP, LLC	Delaware	65-0944592
AutoNation Holding Corp.	Delaware	65-0723604
AutoNation Imports of Katy GP, LLC	Delaware	56-2307537
AutoNation Imports of Katy, L.P.	Texas	65-0957160
AutoNation Imports of Lithia Springs, Inc.	Delaware	65-1003051
AutoNation Imports of Longwood, Inc.	Delaware	65-1032195
AutoNation Imports of Palm Beach, Inc.	Delaware	65-1102140
AutoNation Imports of Winter Park, Inc.	Delaware	65-1032110
AutoNation Motors Holding Corp.	Delaware	65-1132563
AutoNation Motors of Lithia Springs, Inc.	Delaware	65-1002966
AutoNation North Texas Management GP, LLC	Delaware	33-1037931
AutoNation Northwest Management, LLC	Delaware	01-0756954
AutoNation Orlando Venture Holdings, Inc.	Delaware	65-1137521
AutoNation Realty Corporation	Delaware	65-0711536
AutoNation USA of Perrine, Inc.	Delaware	65-0899807
AUTONATION V. IMPORTS OF DELRAY BEACH, LLC	Delaware	36-4558039
AutoNationDirect.com, Inc.	Delaware	65-0945066
Bankston Auto, Inc.	Texas	75-1336358
Bankston Chrysler Jeep of Frisco, L.P.	Texas	65-1052692
Bankston CJ GP, LLC	Delaware	56-2307538
BANKSTON FORD OF FRISCO, LTD.CO.	Texas	75-2529822
Bankston Nissan in Irving, Inc.	Texas	75-1325663
Bankston Nissan Lewisville GP, LLC	Delaware	73-1670796
Bankston Nissan Lewisville, Ltd.	Texas	06-1699681
Bargain Rent-A-Car	California	95-3821161
Batfish, LLC	Colorado	84-1261352
BBCSS, Inc.	Arizona	58-2434441
Beach City Chevrolet Company, Inc.	California	95-1879646
BEACH CITY HOLDING, LLC	Delaware	20-5226233
Beacon Motors, Inc.	Florida	65-0582254
Bell Motors, LLC (F/K/A Bell Dodge, L.L.C.)	Delaware	52-2102862
Bellevue Automotive, Inc. (F/K/A Dodge of Bellevue, Inc.)	Delaware	94-3009590
BENGAL MOTOR COMPANY, LTD.	Florida	59-2985277
Bengal Motors, Inc.	Florida	65-0165367
Bill Ayares Chevrolet, LLC	Delaware	47-0922618
BLEDSOE DODGE, LLC	Delaware	65-0944613
Bob Townsend Ford, Inc.	Delaware	31-0669965
Body Shop Holding Corp.	Delaware	52-2124065
BOSC Automotive Realty, Inc.	Delaware	38-3262849
Brown & Brown Chevrolet - Superstition Springs, LLC	Arizona	86-0904747
Brown & Brown Chevrolet, Inc.	Arizona	86-0128003
Brown & Brown Nissan Mesa, L.L.C.	Arizona	86-0795376
Brown & Brown Nissan, Inc.	Arizona	86-0677220
BUICK MART LIMITED PARTNERSHIP	Georgia	88-0377744
BULL MOTORS, LLC	Delaware	65-0944614
C. Garrett, Inc.	Colorado	84-1264053
CARLISLE MOTORS, LLC	Delaware	65-0944616
CARWELL HOLDING, LLC	Delaware	20-5224795
CARWELL, LLC	Delaware	65-0944617
CENTENNIAL AUTOMOTIVE, LLC (F/K/A EMICH DODGE, LLC)	Delaware	65-0944626
CERRITOS BODY WORKS HOLDING, LLC	Delaware	20-5225440
Cerritos Body Works, Inc.	California	33-0374316
CHAMPION CHEVROLET HOLDING, LLC	Delaware	20-5224897
CHAMPION CHEVROLET, LLC	Delaware	65-0944618
Champion Ford, Inc.	Texas	76-0171196
Charlie Hillard, Inc.	Texas	75-0922515
Charlie Thomas Chevrolet GP, LLC	Delaware	73-1670803
Charlie Thomas Chevrolet, Ltd.	Texas	20-0058033
Charlie Thomas Chrysler-Plymouth, Inc.	Texas	76-0010351
Charlie Thomas’ Courtesy GP, LLC	Delaware	73-1670811
Charlie Thomas Courtesy Leasing, Inc.	Texas	74-1850452
Charlie Thomas F. GP, LLC	Delaware	33-1062335
Charlie Thomas Ford, Ltd.	Texas	20-0058561
Charlie Thomas’ Courtesy Ford, Ltd.	Texas	06-1699682

Exact name of additional registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
CHESROWN AUTO, LLC	Delaware	65-0944619
CHESROWN CHEVROLET, LLC	Delaware	65-0944620
Chesrown Collision Center, Inc.	Colorado	84-1358588
Chesrown Ford, Inc.	Colorado	84-1164224
Chevrolet World, Inc.	Florida	59-2216673
Chuck Clancy Ford of Marietta, LLC	Delaware	47-0922626
CJ VALENCIA HOLDING, LLC	Delaware	20-5226043
Coastal Cadillac, Inc.	Florida	59-3023188
Consumer Car Care Corporation	Tennessee	62-1151481
Contemporary Cars, Inc.	Florida	59-1635976
Cook-Whitehead Ford, Inc.	Florida	59-1165955
Corporate Properties Holding, Inc.	Delaware	65-0948961
Corpus Christi Collision Center, Inc. (F/K/A Auto Company I, Inc.)	Delaware	45-4496075
COSTA MESA CARS HOLDING, LLC	Delaware	20-5226339
Costa Mesa Cars, Inc.	California	33-0626084
Courtesy Auto Group, Inc.	Florida	59-2360236
Courtesy Broadway, LLC	Colorado	20-5417194
Covington Pike Motors, Inc.	Tennessee	58-1366612
CT Intercontinental GP, LLC	Delaware	33-1062337
CT Intercontinental, Ltd.	Texas	20-0057835
CT Motors, Inc.	Texas	76-0387042
D/L Motor Company	Florida	59-3237877
Deal Dodge of Des Plaines, Inc.	Illinois	36-3862968
Dealership Properties, Inc.	Nevada	74-2869002
Dealership Realty Corporation	Texas	76-0218062
Desert Buick-GMC Trucks, L.L.C.	Delaware	52-2102859
Desert Chrysler-Plymouth, Inc.	Delaware	88-0121640
Desert Dodge, Inc.	Nevada	88-0227814
Desert GMC, L.L.C.	Delaware	52-2102860
Dobbs Ford of Memphis, Inc.	Delaware	65-1065025
Dobbs Ford, Inc.	Florida	59-1584177
Dobbs Mobile Bay, Inc.	Alabama	62-1196110
Dobbs Motors of Arizona, Inc.	Arizona	93-0929951
Don Mealey Chevrolet, Inc.	Florida	59-1553076
Don Mealey Imports, Inc.	Florida	59-3099049
Don-A-Vee Jeep-Eagle, Inc.	California	33-0203778
Driver’s Mart Worldwide, Inc.	Virginia	38-3275555
EASTGATE FORD, INC.	Ohio	31-0736141
Ed Mullinax Ford, LLC	Delaware	57-1174464
Edgren Motor Company, Inc.	California	94-1561041
EDGREN MOTOR HOLDING, LLC	Delaware	20-5225254
EL MONTE IMPORTS HOLDING, LLC	Delaware	20-5226399
El Monte Imports, Inc.	Delaware	65-0881906
EL MONTE MOTORS HOLDING, LLC	Delaware	20-5226498
El Monte Motors, Inc.	Delaware	65-0881905
Elmhurst Auto Mall, Inc.	Illinois	36-4185090
EMICH SUBARU WEST, LLC	Delaware	65-0944597
Empire Services Agency, Inc.	Florida	65-0329882
Financial Services GP, LLC	Delaware	02-0695729
Financial Services, Ltd.	Texas	20-0057657
First Team Automotive Corp.	Delaware	59-3440254
First Team Ford of Manatee, Ltd.	Florida	59-3446538
First Team Ford, Ltd.	Florida	59-3366156
First Team Imports, Ltd.	Florida	59-3298470
First Team Jeep Eagle, Chrysler-Plymouth, Ltd.	Florida	59-3446556
First Team Management, Inc.	Florida	59-2714981
First Team Premier, Ltd.	Florida	59-3392621
FIT KIT HOLDING, LLC	Delaware	20-5225481
Fit Kit, Inc.	California	33-0115670
Florida Auto Corp.	Delaware	65-0837116
FORD OF GARDEN GROVE LIMITED PARTNERSHIP	Georgia	88-0377746
Ford of Kirkland, Inc.	Washington	91-1425985
Fox Chevrolet, LLC	Delaware	47-0922620
Fox Imports, LLC	Delaware	47-0922622
FOX MOTORS, LLC	Delaware	47-0922619
Fred Oakley Motors, Inc.	Delaware	75-1524534
FREMONT LUXURY IMPORTS HOLDING, LLC	Delaware	20-5226133
Ft. Lauderdale Nissan, Inc.	Florida	65-0273822

TABLE OF ADDITIONAL REGISTRANTS (CONTINUED)

Exact name of additional registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
G.B. IMPORT SALES & SERVICE HOLDING, LLC	Delaware	20-5224826
G.B. IMPORT SALES & SERVICE, LLC	Delaware	65-0944605
GENE EVANS FORD, LLC	Delaware	65-0944608
George Sutherlin Nissan, LLC	Delaware	47-0922627
Government Boulevard Motors, Inc.	Alabama	62-1502108
Gulf Management, Inc.	Florida	59-2908603
Hayward Dodge, Inc.	Delaware	94-1689551
Hillard Auto Group, Inc.	Texas	75-1965005
Hollywood Imports Limited, Inc.	Florida	59-2025810
Hollywood Kia, Inc.	Florida	65-0619873
HORIZON CHEVROLET, INC.	Ohio	34-1245635
HOUSE OF IMPORTS HOLDING, LLC	Delaware	20-5226553
House of Imports, Inc.	California	95-2498811
Houston Auto M. Imports Greenway, Ltd.	Texas	20-0057720
Houston Auto M. Imports North, Ltd.	Texas	20-0058197
Houston Imports Greenway GP, LLC	Delaware	56-2307542
Houston Imports North GP, LLC	Delaware	56-2307540
IRVINE IMPORTS HOLDING, LLC	Delaware	20-5225601
Irvine Imports, Inc.	California	33-0374310
IRVINE TOYOTA/NISSAN/VOLVO LIMITED PARTNERSHIP	Georgia	88-0377749
JEMAUTCO, INC.	Ohio	31-1153168
JERRY GLEASON CHEVROLET, INC.	Illinois	36-2840037
Jerry Gleason Dodge, Inc.	Illinois	36-4074146
Jim Quinlan Chevrolet Co.	Delaware	59-1055603
Joe MacPherson Ford	California	33-0180618
Joe MacPherson Imports No. I	California	33-0745137
Joe MacPherson Infiniti	California	33-0127306
JOE MACPHERSON INFINITI HOLDING, LLC	Delaware	20-5224941
JOE MACPHERSON OLDSMOBILE	California	33-0293599
JOHN M. LANCE FORD, LLC	Delaware	65-0944184
J-R Advertising Company	Colorado	84-1177523
J-R Motors Company North	Colorado	84-1167355
J-R Motors Company South	Colorado	84-1167319
JRJ Investments, Inc.	Nevada	88-0199942
J-R-M MOTORS COMPANY NORTHWEST LLC	Colorado	84-1363627
Kenyon Dodge, Inc.	Florida	59-0479520
King’s Crown Ford, Inc.	Delaware	59-2018826
Kirkland Motors, Inc. (F/K/A Auto Company V, Inc.)	Delaware	45-4496937
L.P. Evans Motors WPB, Inc.	Florida	59-0684221
L.P. Evans Motors, Inc.	Florida	59-0601584
Lance Children, Inc.	Ohio	34-1789728
Leesburg Imports, LLC	Delaware	06-1712528
Leesburg Motors, LLC	Delaware	06-1712525
Les Marks Chevrolet, Inc.	Texas	76-0375065
Lew Webb’s Ford, Inc.	California	33-0677560
LEW WEBB’S IRVINE NISSAN HOLDING, LLC	Delaware	20-5225321
Lew Webb’s Irvine Nissan, Inc.	California	33-0374313
Lewisville Imports GP, LLC	Delaware	16-1640974
Lewisville Imports, Ltd.	Texas	06-1647785
LEXUS OF CERRITOS LIMITED PARTNERSHIP	Georgia	88-0378242
Lot 4 Real Estate Holdings, LLC	Delaware	32-0103034
Luxury Orlando Imports, Inc. (F/K/A Auto Company III, Inc.)	Delaware	45-4496251
MacHoward Leasing	California	95-2267692
MACHOWARD LEASING HOLDING, LLC	Delaware	20-5224996
MacPherson Enterprises, Inc.	California	95-2706038
Magic Acquisition Corp.	Delaware	65-0711428
MAGIC ACQUISITION HOLDING, LLC	Delaware	20-5226582
Maitland Luxury Imports, Inc. (F/K/A Auto Company XV, Inc.)	Delaware	45-4497658
Marks Family Dealerships, Inc.	Texas	74-1405873
Marks Transport, Inc.	Texas	76-0444883
Maroone Chevrolet Ft. Lauderdale, Inc.	Florida	65-0721018
MAROONE CHEVROLET, LLC	Delaware	65-0944183

Exact name of additional registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
MAROONE DODGE, LLC	Delaware	65-0944181
MAROONE FORD, LLC	Delaware	65-0944179
Maroone Management Services, Inc.	Florida	65-0721017
MC/RII, LLC	Ohio	31-1751162
Mealey Holdings, Inc.	Florida	59-3280283
Mechanical Warranty Protection, Inc.	Florida	65-0062054
Metro Chrysler Jeep, Inc.	Florida	59-3002195
Midway Chevrolet, Inc.	Texas	75-1631858
Mike Hall Chevrolet, Inc.	Delaware	74-1940031
Mike Shad Chrysler Plymouth Jeep Eagle, Inc.	Florida	65-0731779
Mike Shad Ford, Inc.	Florida	65-0730472
MILLER-SUTHERLIN AUTOMOTIVE, LLC	Delaware	65-0944177
Mission Blvd. Motors, Inc.	California	94-3179908
MR. WHEELS HOLDING, LLC	Delaware	20-5225351
Mr. Wheels, Inc.	California	95-3050274
Mullinax East, LLC	Delaware	57-1174463
MULLINAX FORD NORTH CANTON, INC.	Ohio	34-1706005
Mullinax Ford South, Inc.	Florida	59-2745619
Mullinax Lincoln-Mercury, Inc.	Delaware	34-1555317
Mullinax Used Cars, Inc.	Ohio	34-1663489
Naperville Imports, Inc.	Delaware	65-1151451
NEWPORT BEACH CARS HOLDING, LLC	Delaware	20-5224604
NEWPORT BEACH CARS, LLC	Delaware	65-0944175
Nichols Ford, Ltd.	Texas	20-0057609
Nichols GP, LLC	Delaware	33-1062338
Nissan of Brandon, Inc.	Florida	59-2872723
Northpoint Chevrolet, LLC	Delaware	47-0922630
Northpoint Ford, Inc.	Delaware	65-0964278
Northwest Financial Group, Inc.	Washington	91-1666832
Ontario Dodge, Inc.	California	33-0380793
Oxnard Venture Holdings, Inc.	Delaware	26-3454865
Payton-Wright Ford Sales, Inc.	Texas	75-1231297
Pembroke Motors, Inc. (F/K/A AutoNation Dodge of Pembroke Pines, Inc.)	Delaware	65-0948962
Peyton Cramer Automotive	California	33-0612289
PEYTON CRAMER AUTOMOTIVE HOLDING, LLC	Delaware	20-5226609
PEYTON CRAMER F. HOLDING, LLC	Delaware	20-5225040
Peyton Cramer Ford	California	95-3410394
Peyton Cramer Infiniti	California	33-0567152
PEYTON CRAMER INFINITI HOLDING, LLC	Delaware	20-5226653
Peyton Cramer Jaguar	California	33-0567150
Peyton Cramer Lincoln-Mercury	California	33-0679879
PEYTON CRAMER LM HOLDING, LLC	Delaware	20-5224570
Pierce Automotive Corporation	Arizona	86-0811184
PIERCE, LLC	Delaware	65-0944638
Pitre Chrysler-Plymouth-Jeep of Scottsdale, Inc.	Delaware	86-0928955
Plains Chevrolet GP, LLC	Delaware	06-1699677
Plains Chevrolet, Ltd.	Texas	20-0058622
PMWQ, Inc.	Nevada	75-2748417
PMWQ, Ltd.	Texas	75-2748419
Port City Imports, Inc.	Texas	74-2403712
Prime Auto Resources, Inc.	California	33-0718037
Quality Nissan GP, LLC	Delaware	06-1699678
Quality Nissan, Ltd.	Texas	20-0058629
Quinlan Motors, Inc.	Florida	59-3268936
R. Coop Limited	Colorado	84-1251979
R.L. Buscher II, Inc.	Colorado	84-1171763
R.L. Buscher III, Inc.	Colorado	84-1171764
Real Estate Holdings, Inc.	Florida	65-0789583
Republic DM Property Acquisition Corp.	Delaware	52-2099740
Republic Resources Company	Delaware	51-0370517
Republic Risk Management Services, Inc.	Florida	65-0782124
Resources Aviation, Inc.	Florida	65-0858501
RI Merger Corp.	Colorado	84-1492421
RI/BB Acquisition Corp.	Delaware	52-2127466

TABLE OF ADDITIONAL REGISTRANTS (CONTINUED)

Exact name of additional registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
RI/BBNM Acquisition Corp.	Arizona	86-0914399
RI/BRC Real Estate Corp.	California	65-0942312
RI/DM Acquisition Corp.	Delaware	52-2099741
RI/Hollywood Nissan Acquisition Corp.	Delaware	65-0784675
RI/LLC Acquisition Corp.	Colorado	84-1459545
RI/LLC-2 Acquisition Corp.	Colorado	84-1459544
RI/RMC Acquisition GP, LLC	Delaware	33-1062340
RI/RMC Acquisition, Ltd.	Texas	20-0057572
RI/RMP Acquisition Corp.	Delaware	52-2109996
RI/RMT Acquisition GP, LLC	Delaware	02-0695720
RI/RMT Acquisition, Ltd.	Texas	20-0058111
RI/WFI Acquisition Corporation	Delaware	52-2124969
RKR Motors, Inc.	Florida	65-0070349
Roseville Motor Corporation	California	94-2922942
ROSEVILLE MOTOR HOLDING, LLC	Delaware	20-5225195
Sahara Imports, Inc.	Nevada	86-0869592
SAHARA NISSAN, INC.	Nevada	88-0133547
SAUL CHEVROLET HOLDING, LLC	Delaware	20-5224718
SCM Realty, Inc.	Florida	59-2640748
SHAMROCK F. HOLDING, LLC	Delaware	20-5226693
Shamrock Ford, Inc.	California	94-2220473
Six Jays LLC	Colorado	84-1364768
SMI MOTORS HOLDING, LLC	Delaware	20-5226719
SMI Motors, Inc.	California	95-4399082
SMYTHE EUROPEAN HOLDING, LLC	Delaware	20-5225929
Smythe European, Inc.	California	94-2633163
SOUTH BROADWAY MOTORS, LLC (F/K/A EMICH CHRYSLER PLYMOUTH, LLC)	Delaware	65-0944625
SOUTHWEST MOTORS OF DENVER, LLC (F/K/A SOUTHWEST DODGE, LLC)	Delaware	65-0944643
SPITFIRE PROPERTIES, INC.	Florida	59-2484224
STAR MOTORS, LLC	Delaware	65-0944646
Steakley Chevrolet GP, LLC	Delaware	02-0695725
Steakley Chevrolet, Ltd.	Texas	20-0058140
Steeplechase Motor Company	Texas	76-0244476
STEVE MOORE CHEVROLET DELRAY, LLC	Delaware	65-0944647
STEVE MOORE CHEVROLET, LLC	Delaware	65-0944670
Steve Moore’s Buy-Right Auto Center, Inc.	Florida	65-0192329
STEVENS CREEK HOLDING, LLC	Delaware	20-5225154
Stevens Creek Luxury Imports Holding, LLC (F/K/A Auto Dealership II, LLC)	Delaware	45-4503334
Stevens Creek Luxury Imports, Inc. (F/K/A Auto Company IV, Inc.)	Delaware	45-4496303
Stevens Creek Motors, Inc.	California	94-3010181
Sunrise Nissan of Jacksonville, Inc.	Florida	59-3427446
Sunrise Nissan of Orange Park, Inc.	Florida	59-1357686
Sunset Pontiac-GMC Truck South, Inc.	Florida	59-3128431
Sunset Pontiac-GMC, Inc.	Michigan	38-1919584
Superior Nissan, Inc.	North Carolina	62-1306501
SUTHERLIN CHRYSLER-PLYMOUTH JEEP-EAGLE, LLC	Delaware	65-0944667
Sutherlin H. Imports, LLC	Delaware	47-0922631
Sutherlin Imports, LLC	Delaware	65-0944664
SUTHERLIN NISSAN, LLC	Delaware	65-0944665
Sutherlin Town Center, Inc.	Georgia	58-2241820

Exact name of additional registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
Tartan Advertising, Inc.	California	33-0191704
Tasha Incorporated	California	94-2512050
TAYLOR JEEP EAGLE, LLC	Delaware	65-0944662
TERRY YORK MOTOR CARS HOLDING, LLC	Delaware	20-5226742
Terry York Motor Cars, Ltd.	California	95-3549353
Texan Ford Sales, Ltd.	Texas	20-0058068
Texan Ford, Inc.	Texas	76-0207034
Texan Sales GP, LLC	Delaware	02-0695727
Texas Management Companies LP, LLC	Delaware	52-2135873
The Consulting Source, Inc.	Florida	59-2183874
The Pierce Corporation II, Inc.	Arizona	86-0743383
Tinley Park A. Imports, Inc.	Delaware	52-2124968
Tinley Park J. Imports, Inc.	Delaware	52-2104777
Tinley Park V. Imports, Inc.	Delaware	84-1041105
TORRANCE NISSAN HOLDING, LLC	Delaware	20-5224866
TORRANCE NISSAN, LLC	Delaware	65-0944661
Tousley Ford, Inc.	Minnesota	41-0609970
TOYOTA CERRITOS LIMITED PARTNERSHIP	Georgia	88-0377743
Triangle Corporation	Delaware	52-2025037
T-West Sales & Service, Inc.	Nevada	88-0235466
Valencia Auto Imports Holding, LLC (F/K/A Auto Dealership I, LLC)	Delaware	45-4503286
VALENCIA B. IMPORTS HOLDING, LLC	Delaware	20-5225959
Valencia B. Imports, Inc.	Delaware	20-0152054
Valencia Dodge	California	95-3935812
VALENCIA DODGE HOLDING, LLC	Delaware	20-5226772
VALENCIA H. IMPORTS HOLDING, LLC	Delaware	20-5226809
Valencia H. Imports, Inc.	Delaware	20-0152004
VALLEY CHEVROLET, LLC	Delaware	47-0922623
VANDERBEEK MOTORS HOLDING, LLC	Delaware	20-5226839
Vanderbeek Motors, Inc.	California	94-2494800
Vanderbeek Olds/GMC Truck, Inc.	California	68-0072435
VANDERBEEK TRUCK HOLDING, LLC	Delaware	20-5373982
VILLAGE MOTORS, LLC	Delaware	65-0944660
Vince Wiese Chevrolet, Inc.	Delaware	95-2703429
VINCE WIESE HOLDING, LLC	Delaware	20-5226871
W.O. Bankston Nissan, Inc.	Texas	75-1279211
WALLACE DODGE, LLC	Delaware	65-0944659
WALLACE FORD, LLC	Delaware	65-0944658
WALLACE LINCOLN-MERCURY, LLC	Delaware	65-0944657
WALLACE NISSAN, LLC	Delaware	65-0944655
Webb Automotive Group, Inc.	California	33-0338459
WEST COLORADO MOTORS, LLC (F/K/A EMICH OLDSMOBILE, LLC)	Delaware	65-0944593
West Colton Cars, Inc.	California	77-0428114
West Side Motors, Inc.	Tennessee	62-1030139
Westgate Chevrolet GP, LLC	Delaware	06-1699676
Westgate Chevrolet, Ltd.	Texas	20-0058608
Westmont A. Imports, Inc.	Delaware	65-0725800
Westmont B. Imports, Inc.	Delaware	65-1151452
Westmont M. Imports, Inc.	Delaware	65-1151453
Woody Capital Investment Company II	Colorado	84-1167986
Woody Capital Investment Company III	Colorado	84-1167988
Working Man’s Credit Plan, Inc.	Texas	75-2458731

*	All Additional Registrants have the following principal executive office:

c/o AutoNation, Inc.

200 SW 1st Ave

Fort Lauderdale, Florida 33301

(954) 769-6000

EXPLANATORY NOTE

This Post-Effective Amendment No. 1 relates to the Registration Statement on Form S-3 (File Nos. 333-179519-01 through -487) filed by the registrants with the Securities and Exchange Commission on February 14, 2012 (the “Registration Statement”) relating to the offer and sale from time to time, pursuant to Rule 415 under the Securities Act of 1933, as amended, of common stock, preferred stock, debt securities, guarantees of debt securities, warrants, subscription rights to purchase common stock or preferred stock, depositary shares or stock purchase contracts, as well as units that include any of these securities. The registrants are filing this Post-Effective Amendment No. 1 to terminate the effectiveness of the Registration Statement and to deregister all unsold securities thereunder.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Lauderdale, State of Florida, on February 13, 2014.

Registrants (As Listed on the Schedule I of Additional Registrants)

By:	/s/ Jonathan P. Ferrando
Jonathan P. Ferrando Agent for Service

Note: No other person is required to sign this Post-Effective Amendment to the Registration Statement in reliance on Rule 478 of the Securities Act of 1933.

Schedule I of Additional Registrants

AUTONATION, INC.

7 ROD REAL ESTATE NORTH, A LIMITED LIABILITY COMPANY

7 ROD REAL ESTATE SOUTH, A LIMITED LIABILITY COMPANY

ABRAHAM CHEVROLET-MIAMI, INC.

ABRAHAM CHEVROLET-TAMPA, INC.

ACER FIDUCIARY, INC.

AL MAROONE FORD, LLC

ALBERT BERRY MOTORS, INC.

ALLISON BAVARIAN

ALLISON BAVARIAN HOLDING, LLC

ALL-STATE RENT A CAR, INC.

AMERICAN WAY MOTORS, INC.

AN CADILLAC OF WPB, LLC

AN CENTRAL REGION MANAGEMENT, LLC

AN CHEVROLET - ARROWHEAD, INC.

AN CJ VALENCIA, INC.

AN COLLISION CENTER OF ADDISON, INC.

AN COLLISION CENTER OF LAS VEGAS, INC.

AN COLLISION CENTER OF NORTH HOUSTON, INC.

AN COLLISION CENTER OF TEMPE, INC.

AN CORPORATE MANAGEMENT PAYROLL CORP.

AN CORPUS CHRISTI CHEVROLET, LP

AN CORPUS CHRISTI GP, LLC

AN CORPUS CHRISTI IMPORTS ADV. GP, LLC

AN CORPUS CHRISTI IMPORTS ADV., LP

AN CORPUS CHRISTI IMPORTS GP, LLC

AN CORPUS CHRISTI IMPORTS II GP, LLC

AN CORPUS CHRISTI IMPORTS II, LP

AN CORPUS CHRISTI IMPORTS, LP

AN CORPUS CHRISTI MOTORS, INC.

AN CORPUS CHRISTI T. IMPORTS GP, LLC

AN CORPUS CHRISTI T. IMPORTS, LP

AN COUNTY LINE FORD, INC.

AN DEALERSHIP HOLDING CORP.

AN F. IMPORTS OF ATLANTA, LLC

AN F. IMPORTS OF HAWTHORNE HOLDING, LLC

AN F. IMPORTS OF HAWTHORNE, INC.

AN F. IMPORTS OF NORTH DENVER, INC.

AN F. IMPORTS OF NORTH PHOENIX, INC.

AN F. IMPORTS OF ROSEVILLE HOLDING, LLC

AN F. IMPORTS OF ROSEVILLE, INC.

AN F. IMPORTS OF SEATTLE, INC.

AN F. IMPORTS OF STERLING, LLC

AN FLORIDA REGION MANAGEMENT, LLC

AN FORT MYERS IMPORTS, LLC

AN FREMONT LUXURY IMPORTS, INC.

AN H. IMPORTS OF ATLANTA, LLC

AN IMPORTS OF FT. LAUDERDALE, INC.

AN IMPORTS OF SEATTLE, INC.

AN IMPORTS OF SPOKANE, INC.

AN IMPORTS OF STEVENS CREEK HOLDING, LLC

AN IMPORTS OF STEVENS CREEK INC.

Schedule I of Additional Registrants (Continued)

AN IMPORTS ON WESTON ROAD, INC.

AN LUXURY IMPORTS GP, LLC

AN LUXURY IMPORTS HOLDING, LLC

AN LUXURY IMPORTS OF COCONUT CREEK, INC.

AN LUXURY IMPORTS OF PALM BEACH, INC.

AN LUXURY IMPORTS OF PEMBROKE PINES, INC.

AN LUXURY IMPORTS OF PHOENIX, INC.

AN LUXURY IMPORTS OF SAN DIEGO, INC.

AN LUXURY IMPORTS OF SANFORD, INC.

AN LUXURY IMPORTS OF SARASOTA, INC.

AN LUXURY IMPORTS OF SPOKANE, INC.

AN LUXURY IMPORTS OF TUCSON, INC.

AN LUXURY IMPORTS, LTD.

AN MOTORS OF BROOKSVILLE, INC.

AN MOTORS OF DALLAS, INC.

AN MOTORS OF DELRAY BEACH, INC.

AN MOTORS OF ENGLEWOOD, INC.

AN MOTORS OF MEMPHIS, INC.

AN MOTORS OF SCOTTSDALE, LLC

AN PONTIAC GMC HOUSTON NORTH GP, LLC

AN PONTIAC GMC HOUSTON NORTH, LP

AN SEATTLE MOTORS, INC.

AN SUBARU MOTORS, INC.

AN T. IMPORTS OF ATLANTA, LLC

AN TEXAS REGION MANAGEMENT, LTD.

AN TUCSON IMPORTS, LLC

AN WEST CENTRAL REGION MANAGEMENT, LLC

AN WESTERN REGION MANAGEMENT, LLC

AN/CF ACQUISITION CORP.

AN/GMF, INC.

AN/KPBG MOTORS, INC.

AN/MF ACQUISITION CORP.

AN/MNI ACQUISITION CORP.

AN/PF ACQUISITION CORP.

ANDERSON CHEVROLET

ANDERSON CHEVROLET LOS GATOS, INC.

ANDERSON CUPERTINO, INC.

AN VALENCIA AUTO IMPORTS, INC. (F/K/A AUTO COMPANY II, INC.)

APPLEWAY CHEVROLET, INC.

ATRIUM RESTAURANTS, INC.

AUTO AD AGENCY, INC.

AUTO CAR HOLDING, LLC

AUTO CAR, INC.

AUTO COMPANY VI, INC.

AUTO COMPANY VII, INC.

AUTO COMPANY VIII, INC.

AUTO COMPANY IX, INC.

AUTO COMPANY X, INC.

AUTO COMPANY XI, INC.

AUTO COMPANY XII, INC.

AUTO COMPANY XIII, INC.

AUTO COMPANY XIV, INC.

AUTO DEALERSHIP III, LLC

AUTO DEALERSHIP IV, LLC

Schedule I of Additional Registrants (Continued)

AUTO DEALERSHIP V, LLC

AUTO DEALERSHIP VI, LLC

AUTO DEALERSHIP VII, LLC

AUTO DEALERSHIP VIII, LLC

AUTO DEALERSHIP IX, LLC

AUTO DEALERSHIP X, LLC

AUTO DEALERSHIP XI, LLC

AUTO DEALERSHIP XII, LLC

AUTO DEALERSHIP XIII, LLC

AUTO DEALERSHIP XIV, LLC

AUTO DEALERSHIP XV, LLC

AUTO HOLDING, LLC

AUTO MISSION HOLDING, LLC

AUTO MISSION LTD.

AUTO WEST, INC.

AUTOHAUS HOLDINGS, INC.

AUTONATION BENEFITS COMPANY, INC.

AUTONATION CORPORATE MANAGEMENT, LLC

AUTONATION ENTERPRISES INCORPORATED

AUTONATION FINANCIAL SERVICES, LLC

AUTONATION FORT WORTH MOTORS, LTD.

AUTONATION GM GP, LLC

AUTONATION HOLDING CORP.

AUTONATION IMPORTS OF KATY GP, LLC

AUTONATION IMPORTS OF KATY, L.P.

AUTONATION IMPORTS OF LITHIA SPRINGS, INC.

AUTONATION IMPORTS OF LONGWOOD, INC.

AUTONATION IMPORTS OF PALM BEACH, INC.

AUTONATION IMPORTS OF WINTER PARK, INC.

AUTONATION MOTORS HOLDING CORP.

AUTONATION MOTORS OF LITHIA SPRINGS, INC.

AUTONATION NORTH TEXAS MANAGEMENT GP, LLC

AUTONATION NORTHWEST MANAGEMENT, LLC

AUTONATION ORLANDO VENTURE HOLDINGS, INC.

AUTONATION REALTY CORPORATION

AUTONATION USA OF PERRINE, INC.

AUTONATION V. IMPORTS OF DELRAY BEACH, LLC

AUTONATIONDIRECT.COM, INC.

BANKSTON AUTO, INC.

BANKSTON CHRYSLER JEEP OF FRISCO, L.P.

BANKSTON CJ GP, LLC

BANKSTON FORD OF FRISCO, LTD.CO.

BANKSTON NISSAN IN IRVING, INC.

BANKSTON NISSAN LEWISVILLE GP, LLC

BANKSTON NISSAN LEWISVILLE, LTD.

BARGAIN RENT-A-CAR

BATFISH, LLC

BBCSS, INC.

BEACH CITY CHEVROLET COMPANY, INC.

BEACH CITY HOLDING, LLC

BEACON MOTORS, INC.

BELL MOTORS, LLC (F/K/A BELL DODGE, L.L.C.)

BELLEVUE AUTOMOTIVE, INC. (F/K/A DODGE OF BELLEVUE, INC.)

BENGAL MOTOR COMPANY, LTD.

Schedule I of Additional Registrants (Continued)

BENGAL MOTORS, INC.

BILL AYARES CHEVROLET, LLC

BLEDSOE DODGE, LLC

BOB TOWNSEND FORD, INC.

BODY SHOP HOLDING CORP.

BOSC AUTOMOTIVE REALTY, INC.

BROWN & BROWN CHEVROLET - SUPERSTITION SPRINGS, LLC

BROWN & BROWN CHEVROLET, INC.

BROWN & BROWN NISSAN MESA, L.L.C.

BROWN & BROWN NISSAN, INC.

BUICK MART LIMITED PARTNERSHIP

BULL MOTORS, LLC

C. GARRETT, INC.

CARLISLE MOTORS, LLC

CARWELL HOLDING, LLC

CARWELL, LLC

CENTENNIAL AUTOMOTIVE, LLC (F/K/A EMICH DODGE, LLC)

CERRITOS BODY WORKS HOLDING, LLC

CERRITOS BODY WORKS, INC.

CHAMPION CHEVROLET HOLDING, LLC

CHAMPION CHEVROLET, LLC

CHAMPION FORD, INC.

CHARLIE HILLARD, INC.

CHARLIE THOMAS CHEVROLET GP, LLC

CHARLIE THOMAS CHEVROLET, LTD.

CHARLIE THOMAS CHRYSLER-PLYMOUTH, INC.

CHARLIE THOMAS’ COURTESY GP, LLC

CHARLIE THOMAS COURTESY LEASING, INC.

CHARLIE THOMAS F. GP, LLC

CHARLIE THOMAS FORD, LTD.

CHARLIE THOMAS’ COURTESY FORD, LTD.

CHESROWN AUTO, LLC

CHESROWN CHEVROLET, LLC

CHESROWN COLLISION CENTER, INC.

CHESROWN FORD, INC.

CHEVROLET WORLD, INC.

CHUCK CLANCY FORD OF MARIETTA, LLC

CJ VALENCIA HOLDING, LLC

COASTAL CADILLAC, INC.

CONSUMER CAR CARE CORPORATION

CONTEMPORARY CARS, INC.

COOK-WHITEHEAD FORD, INC.

CORPORATE PROPERTIES HOLDING, INC.

CORPUS CHRISTI COLLISION CENTER, INC. (F/K/A AUTO COMPANY I, INC.)

COSTA MESA CARS HOLDING, LLC

COSTA MESA CARS, INC.

COURTESY AUTO GROUP, INC.

COURTESY BROADWAY, LLC

COVINGTON PIKE MOTORS, INC.

CT INTERCONTINENTAL GP, LLC

CT INTERCONTINENTAL, LTD.

CT MOTORS, INC.

D/L MOTOR COMPANY

DEAL DODGE OF DES PLAINES, INC.

Schedule I of Additional Registrants (Continued)

DEALERSHIP PROPERTIES, INC.

DEALERSHIP REALTY CORPORATION

DESERT BUICK-GMC TRUCKS, L.L.C.

DESERT CHRYSLER-PLYMOUTH, INC.

DESERT DODGE, INC.

DESERT GMC, L.L.C.

DOBBS FORD OF MEMPHIS, INC.

DOBBS FORD, INC.

DOBBS MOBILE BAY, INC.

DOBBS MOTORS OF ARIZONA, INC.

DON MEALEY CHEVROLET, INC.

DON MEALEY IMPORTS, INC.

DON-A-VEE JEEP-EAGLE, INC.

DRIVER’S MART WORLDWIDE, INC.

EASTGATE FORD, INC.

ED MULLINAX FORD, LLC

EDGREN MOTOR COMPANY, INC.

EDGREN MOTOR HOLDING, LLC

EL MONTE IMPORTS HOLDING, LLC

EL MONTE IMPORTS, INC.

EL MONTE MOTORS HOLDING, LLC

EL MONTE MOTORS, INC.

ELMHURST AUTO MALL, INC.

EMICH SUBARU WEST, LLC

EMPIRE SERVICES AGENCY, INC.

FINANCIAL SERVICES GP, LLC

FINANCIAL SERVICES, LTD.

FIRST TEAM AUTOMOTIVE CORP.

FIRST TEAM FORD OF MANATEE, LTD.

FIRST TEAM FORD, LTD.

FIRST TEAM IMPORTS, LTD.

FIRST TEAM JEEP EAGLE, CHRYSLER-PLYMOUTH, LTD.

FIRST TEAM MANAGEMENT, INC.

FIRST TEAM PREMIER, LTD.

FIT KIT HOLDING, LLC

FIT KIT, INC.

FLORIDA AUTO CORP.

FORD OF GARDEN GROVE LIMITED PARTNERSHIP

FORD OF KIRKLAND, INC.

FOX CHEVROLET, LLC

FOX IMPORTS, LLC

FOX MOTORS, LLC

FRED OAKLEY MOTORS, INC.

FREMONT LUXURY IMPORTS HOLDING, LLC

FT. LAUDERDALE NISSAN, INC.

G.B. IMPORT SALES & SERVICE HOLDING, LLC

G.B. IMPORT SALES & SERVICE, LLC

GENE EVANS FORD, LLC

GEORGE SUTHERLIN NISSAN, LLC

GOVERNMENT BOULEVARD MOTORS, INC.

GULF MANAGEMENT, INC.

HAYWARD DODGE, INC.

HILLARD AUTO GROUP, INC.

HOLLYWOOD IMPORTS LIMITED, INC.

Schedule I of Additional Registrants (Continued)

HOLLYWOOD KIA, INC.

HORIZON CHEVROLET, INC.

HOUSE OF IMPORTS HOLDING, LLC

HOUSE OF IMPORTS, INC.

HOUSTON AUTO M. IMPORTS GREENWAY, LTD.

HOUSTON AUTO M. IMPORTS NORTH, LTD.

HOUSTON IMPORTS GREENWAY GP, LLC

HOUSTON IMPORTS NORTH GP, LLC

IRVINE IMPORTS HOLDING, LLC

IRVINE IMPORTS, INC.

IRVINE TOYOTA/NISSAN/VOLVO LIMITED PARTNERSHIP

JEMAUTCO, INC.

JERRY GLEASON CHEVROLET, INC.

JERRY GLEASON DODGE, INC.

JIM QUINLAN CHEVROLET CO.

JOE MACPHERSON FORD

JOE MACPHERSON IMPORTS NO. I

JOE MACPHERSON INFINITI

JOE MACPHERSON INFINITI HOLDING, LLC

JOE MACPHERSON OLDSMOBILE

JOHN M. LANCE FORD, LLC

J-R ADVERTISING COMPANY

J-R MOTORS COMPANY NORTH

J-R MOTORS COMPANY SOUTH

JRJ INVESTMENTS, INC.

J-R-M MOTORS COMPANY NORTHWEST LLC

KENYON DODGE, INC.

KING’S CROWN FORD, INC.

KIRKLAND MOTORS, INC. (F/K/A AUTO COMPANY V, INC.)

L.P. EVANS MOTORS WPB, INC.

L.P. EVANS MOTORS, INC.

LANCE CHILDREN, INC.

LEESBURG IMPORTS, LLC

LEESBURG MOTORS, LLC

LES MARKS CHEVROLET, INC.

LEW WEBB’S FORD, INC.

LEW WEBB’S IRVINE NISSAN HOLDING, LLC

LEW WEBB’S IRVINE NISSAN, INC.

LEWISVILLE IMPORTS GP, LLC

LEWISVILLE IMPORTS, LTD.

LEXUS OF CERRITOS LIMITED PARTNERSHIP

LOT 4 REAL ESTATE HOLDINGS, LLC

LUXURY ORLANDO IMPORTS, INC. (F/K/A AUTO COMPANY III, INC.)

MACHOWARD LEASING

MACHOWARD LEASING HOLDING, LLC

MACPHERSON ENTERPRISES, INC.

MAGIC ACQUISITION CORP.

MAGIC ACQUISITION HOLDING, LLC

MAITLAND LUXURY IMPORTS, INC. (F/K/A AUTO COMPANY XV, INC.)

MARKS FAMILY DEALERSHIPS, INC.

MARKS TRANSPORT, INC.

MAROONE CHEVROLET FT. LAUDERDALE, INC.

MAROONE CHEVROLET, LLC

MAROONE DODGE, LLC

Schedule I of Additional Registrants (Continued)

MAROONE FORD, LLC

MAROONE MANAGEMENT SERVICES, INC.

MC/RII, LLC

MEALEY HOLDINGS, INC.

MECHANICAL WARRANTY PROTECTION, INC.

METRO CHRYSLER JEEP, INC.

MIDWAY CHEVROLET, INC.

MIKE HALL CHEVROLET, INC.

MIKE SHAD CHRYSLER PLYMOUTH JEEP EAGLE, INC.

MIKE SHAD FORD, INC.

MILLER-SUTHERLIN AUTOMOTIVE, LLC

MISSION BLVD. MOTORS, INC.

MR. WHEELS HOLDING, LLC

MR. WHEELS, INC.

MULLINAX EAST, LLC

MULLINAX FORD NORTH CANTON, INC.

MULLINAX FORD SOUTH, INC.

MULLINAX LINCOLN-MERCURY, INC.

MULLINAX USED CARS, INC.

NAPERVILLE IMPORTS, INC.

NEWPORT BEACH CARS HOLDING, LLC

NEWPORT BEACH CARS, LLC

NICHOLS FORD, LTD.

NICHOLS GP, LLC

NISSAN OF BRANDON, INC.

NORTHPOINT CHEVROLET, LLC

NORTHPOINT FORD, INC.

NORTHWEST FINANCIAL GROUP, INC.

ONTARIO DODGE, INC.

OXNARD VENTURE HOLDINGS, INC.

PAYTON-WRIGHT FORD SALES, INC.

PEMBROKE MOTORS, INC. (F/K/A AUTONATION DODGE OF PEMBROKE PINES, INC.)

PEYTON CRAMER AUTOMOTIVE

PEYTON CRAMER AUTOMOTIVE HOLDING, LLC

PEYTON CRAMER F. HOLDING, LLC

PEYTON CRAMER FORD

PEYTON CRAMER INFINITI

PEYTON CRAMER INFINITI HOLDING, LLC

PEYTON CRAMER JAGUAR

PEYTON CRAMER LINCOLN-MERCURY

PEYTON CRAMER LM HOLDING, LLC

PIERCE AUTOMOTIVE CORPORATION

PIERCE, LLC

PITRE CHRYSLER-PLYMOUTH-JEEP OF SCOTTSDALE, INC.

PLAINS CHEVROLET GP, LLC

PLAINS CHEVROLET, LTD.

PMWQ, INC.

PMWQ, LTD.

PORT CITY IMPORTS, INC.

PRIME AUTO RESOURCES, INC.

QUALITY NISSAN GP, LLC

QUALITY NISSAN, LTD.

QUINLAN MOTORS, INC.

R. COOP LIMITED

Schedule I of Additional Registrants (Continued)

R.L. BUSCHER II, INC.

R.L. BUSCHER III, INC.

REAL ESTATE HOLDINGS, INC.

REPUBLIC DM PROPERTY ACQUISITION CORP.

REPUBLIC RESOURCES COMPANY

REPUBLIC RISK MANAGEMENT SERVICES, INC.

RESOURCES AVIATION, INC.

RI MERGER CORP.

RI/BB ACQUISITION CORP.

RI/BBNM ACQUISITION CORP.

RI/BRC REAL ESTATE CORP.

RI/DM ACQUISITION CORP.

RI/HOLLYWOOD NISSAN ACQUISITION CORP.

RI/LLC ACQUISITION CORP.

RI/LLC-2 ACQUISITION CORP.

RI/RMC ACQUISITION GP, LLC

RI/RMC ACQUISITION, LTD.

RI/RMP ACQUISITION CORP.

RI/RMT ACQUISITION GP, LLC

RI/RMT ACQUISITION, LTD.

RI/WFI ACQUISITION CORPORATION

RKR MOTORS, INC.

ROSEVILLE MOTOR CORPORATION

ROSEVILLE MOTOR HOLDING, LLC

SAHARA IMPORTS, INC.

SAHARA NISSAN, INC.

SAUL CHEVROLET HOLDING, LLC

SCM REALTY, INC.

SHAMROCK F. HOLDING, LLC

SHAMROCK FORD, INC.

SIX JAYS LLC

SMI MOTORS HOLDING, LLC

SMI MOTORS, INC.

SMYTHE EUROPEAN HOLDING, LLC

SMYTHE EUROPEAN, INC.

SOUTH BROADWAY MOTORS, LLC (F/K/A EMICH CHRYSLER PLYMOUTH, LLC)

SOUTHWEST MOTORS OF DENVER, LLC (F/K/A SOUTHWEST DODGE, LLC)

SPITFIRE PROPERTIES, INC.

STAR MOTORS, LLC

STEAKLEY CHEVROLET GP, LLC

STEAKLEY CHEVROLET, LTD.

STEEPLECHASE MOTOR COMPANY

STEVE MOORE CHEVROLET DELRAY, LLC

STEVE MOORE CHEVROLET, LLC

STEVE MOORE’S BUY-RIGHT AUTO CENTER, INC.

STEVENS CREEK HOLDING, LLC

STEVENS CREEK LUXURY IMPORTS HOLDING, LLC (F/K/A AUTO DEALERSHIP II, LLC)

STEVENS CREEK LUXURY IMPORTS, INC. (F/K/A AUTO COMPANY IV, INC.)

STEVENS CREEK MOTORS, INC.

SUNRISE NISSAN OF JACKSONVILLE, INC.

SUNRISE NISSAN OF ORANGE PARK, INC.

SUNSET PONTIAC-GMC TRUCK SOUTH, INC.

SUNSET PONTIAC-GMC, INC.

SUPERIOR NISSAN, INC.

Schedule I of Additional Registrants (Continued)

SUTHERLIN CHRYSLER-PLYMOUTH JEEP-EAGLE, LLC

SUTHERLIN H. IMPORTS, LLC

SUTHERLIN IMPORTS, LLC

SUTHERLIN NISSAN, LLC

SUTHERLIN TOWN CENTER, INC.

TARTAN ADVERTISING, INC.

TASHA INCORPORATED

TAYLOR JEEP EAGLE, LLC

TERRY YORK MOTOR CARS HOLDING, LLC

TERRY YORK MOTOR CARS, LTD.

TEXAN FORD SALES, LTD.

TEXAN FORD, INC.

TEXAN SALES GP, LLC

TEXAS MANAGEMENT COMPANIES LP, LLC

THE CONSULTING SOURCE, INC.

THE PIERCE CORPORATION II, INC.

TINLEY PARK A. IMPORTS, INC.

TINLEY PARK J. IMPORTS, INC.

TINLEY PARK V. IMPORTS, INC.

TORRANCE NISSAN HOLDING, LLC

TORRANCE NISSAN, LLC

TOUSLEY FORD, INC.

TOYOTA CERRITOS LIMITED PARTNERSHIP

TRIANGLE CORPORATION

T-WEST SALES & SERVICE, INC.

VALENCIA AUTO IMPORTS HOLDING, LLC (F/K/A AUTO DEALERSHIP I, LLC)

VALENCIA B. IMPORTS HOLDING, LLC

VALENCIA B. IMPORTS, INC.

VALENCIA DODGE

VALENCIA DODGE HOLDING, LLC

VALENCIA H. IMPORTS HOLDING, LLC

VALENCIA H. IMPORTS, INC.

VALLEY CHEVROLET, LLC

VANDERBEEK MOTORS HOLDING, LLC

VANDERBEEK MOTORS, INC.

VANDERBEEK OLDS/GMC TRUCK, INC.

VANDERBEEK TRUCK HOLDING, LLC

VILLAGE MOTORS, LLC

VINCE WIESE CHEVROLET, INC.

VINCE WIESE HOLDING, LLC

W.O. BANKSTON NISSAN, INC.

WALLACE DODGE, LLC

WALLACE FORD, LLC

WALLACE LINCOLN-MERCURY, LLC

WALLACE NISSAN, LLC

WEBB AUTOMOTIVE GROUP, INC.

WEST COLORADO MOTORS, LLC (F/K/A EMICH OLDSMOBILE, LLC)

WEST COLTON CARS, INC.

WEST SIDE MOTORS, INC.

WESTGATE CHEVROLET GP, LLC

WESTGATE CHEVROLET, LTD.

WESTMONT A. IMPORTS, INC.

WESTMONT B. IMPORTS, INC.

WESTMONT M. IMPORTS, INC.

Schedule I of Additional Registrants (Continued)

WOODY CAPITAL INVESTMENT COMPANY II

WOODY CAPITAL INVESTMENT COMPANY III

WORKING MAN’S CREDIT PLAN, INC.